. EXHIBIT 99.2
To assist investors in assessing 2Q24 results, the following disclosures have been made available in this 8-K filing:
–Identified items of $0.00 per share assuming dilution, as noted on page 1 of the news release
–A reconciliation of cash flow from operations and asset sales excluding working capital on page 1 of this exhibit and on page 7 of the news release

2Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)
Earnings/(Loss), $M (unless noted)		2Q24	1Q24	4Q23	3Q23	2Q23
Upstream	United States	2,430	1,054	84	1,566	920
	Non-U.S.	4,644	4,606	4,065	4,559	3,657
	Total	7,074	5,660	4,149	6,125	4,577
Energy Products	United States	450	836	1,329	1,356	1,528
	Non-U.S.	496	540	1,878	1,086	782
	Total	946	1,376	3,207	2,442	2,310
Chemical Products	United States	526	504	478	338	486
	Non-U.S.	253	281	(289)	(89)	342
	Total	779	785	189	249	828
Specialty Products	United States	447	404	386	326	373
	Non-U.S.	304	357	264	293	298
	Total	751	761	650	619	671
Corporate and Financing		(310)	(362)	(565)	(365)	(506)
Net income attributable to ExxonMobil (U.S. GAAP)		9,240	8,220	7,630	9,070	7,880
Earnings/(Loss) per common share (U.S. GAAP)		2.14	2.06	1.91	2.25	1.94
Earnings/(Loss) per common share - assuming dilution (U.S. GAAP)		2.14	2.06	1.91	2.25	1.94

Effective Income Tax Rate, %		34%	36%	30%	34%	33%

Capital and Exploration Expenditures, $M		2Q24	1Q24	4Q23	3Q23	2Q23
Upstream	United States	2,773	2,269	2,258	2,241	2,206
	Non-U.S.	2,974	2,313	3,512	2,560	2,403
	Total	5,747	4,582	5,770	4,801	4,609
Energy Products	United States	185	179	227	261	349
	Non-U.S.	367	348	485	386	382
	Total	552	527	712	647	731
Chemical Products	United States	157	152	211	103	152
	Non-U.S.	345	281	641	268	507
	Total	502	433	852	371	659
Specialty Products	United States	21	8	22	16	14
	Non-U.S.	73	68	127	95	89
	Total	94	76	149	111	103
Other		144	221	274	92	64
Total Capital and Exploration Expenditures		7,039	5,839	7,757	6,022	6,166
Exploration expenses, including dry holes		153	148	139	338	133

Cash Capital Expenditures, $M		2Q24	1Q24	4Q23	3Q23	2Q23
Additions to property, plant and equipment		6,235	5,074	6,228	4,920	5,359
Net investments and advances		314	206	506	276	284
Total Cash Capital Expenditures		6,549	5,280	6,734	5,196	5,643

Total Cash and Cash Equivalents, $G		26.5	33.3	31.6	33.0	29.6

Total Debt, $G		43.2	40.4	41.6	41.3	41.5

Cash Flow from Operations and Asset Sales excluding working capital (non-GAAP), $M		2Q24	1Q24	4Q23	3Q23	2Q23
Net cash provided by operating activities (GAAP)		10,560	14,664	13,682	15,963	9,383
Proceeds associated with asset sales		926	703	1,020	917	1,287
Cash flow from operations and asset sales (non-GAAP)		11,486	15,367	14,702	16,880	10,670
Changes in operational working capital		4,616	(2,008)	2,191	(1,821)	3,583
Cash flow from operations and asset sales excluding working capital (non-GAAP)		16,102	13,359	16,893	15,059	14,253

Common Shares Outstanding, millions		2Q24	1Q24	4Q23	3Q23	2Q23
At quarter end		4,443	3,943	3,971	3,963	4,003
Weighted-average - assuming dilution¹		4,317	3,998	4,010	4,025	4,066
¹ Includes restricted shares not vested as well as 545 million shares issued for the Pioneer merger on May 3, 2024.

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2Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)
Upstream Volumes	2Q24	1Q24	4Q23	3Q23	2Q23
Liquids production (kbd) ¹
United States	1,261	816	851	756	785
Canada/Other Americas	760	772	709	655	618
Europe	4	4	3	4	4
Africa	215	224	231	229	206
Asia	714	711	722	713	702
Australia/Oceania	30	30	34	40	38
Worldwide liquids production	2,984	2,557	2,550	2,397	2,353
¹ Net production of crude oil, natural gas liquids, bitumen and synthetic oil, kbd.

Natural gas production available for sale (mcfd)
United States	2,900	2,241	2,262	2,271	2,346
Canada/Other Americas	114	94	98	94	97
Europe	331	377	367	368	375
Africa	167	150	149	129	86
Asia	3,486	3,274	3,486	3,528	3,350
Australia/Oceania	1,245	1,226	1,283	1,358	1,275
Worldwide natural gas production available for sale	8,243	7,362	7,645	7,748	7,529

Oil-equivalent production, koebd ²	4,358	3,784	3,824	3,688	3,608
² Natural gas is converted to an oil-equivalent basis at six million cubic feet per one thousand barrels.

Manufacturing Throughput and Sales	2Q24	1Q24	4Q23	3Q23	2Q23
Refinery throughput, kbd
United States	1,746	1,900	1,933	1,868	1,944
Canada	387	407	407	415	388
Europe	987	954	1,014	1,251	1,209
Asia Pacific	446	402	450	517	463
Other	174	180	82	164	169
Worldwide refinery throughput	3,740	3,843	3,886	4,215	4,173

Energy Products sales, kbd
United States	2,639	2,576	2,704	2,626	2,743
Non-U.S.	2,681	2,656	2,653	2,925	2,916
Worldwide Energy Products sales	5,320	5,232	5,357	5,551	5,658

Gasolines, naphthas	2,243	2,178	2,255	2,316	2,401
Heating oils, kerosene, diesel	1,718	1,742	1,735	1,834	1,842
Aviation fuels	344	339	328	358	344
Heavy fuels	181	214	185	229	228
Other energy products	834	759	854	814	844
Worldwide Energy Products sales	5,320	5,232	5,357	5,551	5,658

Chemical Products sales, kt
United States	1,802	1,847	1,743	1,750	1,725
Non-U.S.	3,071	3,207	3,033	3,358	3,124
Worldwide Chemical Products sales	4,873	5,054	4,776	5,108	4,849

Specialty Products sales, kt
United States	506	495	473	498	514
Non-U.S.	1,428	1,464	1,367	1,414	1,391
Worldwide Specialty Products sales	1,933	1,959	1,839	1,912	1,905

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2Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)
Earnings Factor Analysis, $M	2Q24 vs 1Q24	2024 vs. 2023 (YTD)
Upstream
Prior Period	5,660	11,034
Price	200	570
Advantaged Volume Growth (Advantaged assets)	830	1,680
Base Volume	(20)	(400)
Structural Cost Savings	110	320
Expenses	(150)	(510)
Identified Items	—	170
Other	340	(340)
Timing Effects	100	210
Current Period	7,074	12,734
Energy Products
Prior Period	1,376	6,493
Margin	(1,090)	(2,880)
Advantaged Volume Growth (Strategic projects)	—	130
Base Volume	(120)	(650)
Structural Cost Savings	60	320
Expenses	10	(550)
Identified Items	—	10
Other	140	20
Timing Effects	570	(570)
Current Period	946	2,322
Chemical Products
Prior Period	785	1,199
Margin	180	100
Advantaged Volume Growth (High-value products)	40	260
Base Volume	(120)	120
Structural Cost Savings	30	50
Expenses	(100)	(150)
Other	(40)	(20)
Current Period	779	1,564
Specialty Products
Prior Period	761	1,445
Margin	(10)	100
Advantaged Volume Growth (High-value products)	10	20
Base Volume	(20)	30
Structural Cost Savings	20	50
Expenses	(50)	(80)
Other	40	(50)
Current Period	751	1,512

Upstream Volume Factor Analysis, koebd	2Q24 vs 1Q24	2024 vs. 2023 (YTD)
Prior Period	3,784	3,719
Entitlements - Price / Spend / Other	6	(21)
Government Mandates	—	5
Divestments	(12)	(56)
Growth / Other	580	424
Current Period	4,358	4,071

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2Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 OF 4)
Average Realization Data	2Q24	1Q24	4Q23	3Q23	2Q23
United States
ExxonMobil
Crude ($/b)	79.00	74.96	76.64	80.45	71.36
Natural Gas ($/kcf)	1.04	2.22	2.55	2.30	1.45

Benchmarks
WTI ($/b)	80.73	77.06	78.37	82.50	73.78
ANS-WC ($/b)	86.31	81.37	84.02	87.90	78.43
Henry Hub ($/mbtu)	1.89	2.25	2.88	2.54	2.09

Non-U.S.
ExxonMobil
Crude ($/b)	77.60	72.00	74.23	77.48	70.08
Natural Gas ($/kcf)	9.73	11.37	12.58	10.50	11.44
European NG ($/kcf)	11.30	14.04	17.34	13.71	14.61

Benchmarks
Brent ($/b)	84.94	83.24	84.05	86.76	78.40

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2024. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

Sources and Uses of Funds, $M	2Q24	YTD 2024
Beginning Cash	33,349	31,568
Earnings	9,240	17,460
Depreciation	5,787	10,599
Working Capital / Other	(4,467)	(2,835)
Proceeds Associated with Asset Sales	926	1,629
Cash Capital Expenditures ¹	(6,549)	(11,829)
Shareholder Distributions	(9,531)	(16,347)
Debt / Other Financing	(3,021)	(4,511)
Cash acquired from mergers and acquisitions	754	754
Ending Cash	26,488	26,488
¹ 2Q24 Cash Capital Expenditures includes PP&E adds of $(6.2)B and net investments and advances of $(0.3)B.
 YTD 2024 Cash Capital Expenditures includes PP&E adds of $(11.3)B and net investments and advances of $(0.5)B.

Throughout this press release, both Exhibit 99.1 as well as Exhibit 99.2, due to rounding, numbers presented may not add up precisely to the totals indicated.